UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       May 5, 2006
                                                 ----------------------------

                           The Jackson Rivers Company
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                      333-70932               65-1102865
-----------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)          Identification No.)

   550 Greens Parkway, Suite 230, Houston, Texas 77067
---------------------------------------------------------------------
              (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (619) 615-4242

   5520 Wellesly Street, Suite 109, La Mesa, California  91942
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K dated May 5, 2006 filed with the Securities and Exchange Commission on May 9, 2006 to include the requirements of Item 9.01(a) Financial Statements of Business Acquired, Item 9.01(b) Pro Form Financial Information and to correct certain items contained in our original filing.

Item 1.01       Entry into a Material Definitive Agreement.

      See Item 2.01.

Item 2.01       Completion of Acquisition or Disposition of Assets.

      On May 5, 2006, The Jackson Rivers Company, a Florida corporation ("JRC"), through its wholly-owned subsidiary, JKRI Acquisition Corp., a Texas corporation ("JKRI"), consummated its acquisition of UTSI International Corporation, a Texas corporation ("UTSI"), pursuant to that certain Agreement and Plan of Merger, dated May 5, 2006, by and among JRC, JKRI, UTSI, and each of the stockholders of UTSI (the "Merger Agreement"). Pursuant to the Merger Agreement, UTSI merged with and into JKRI, with JKRI as the surviving corporation, and each share of UTSI common stock outstanding at the effective time of the merger was converted into the right to receive 1.4380297 share of a JRC Series C Preferred Stock (i.e., the 1,529,871 shares of common stock of UTSI outstanding are convertible into an aggregate of 2,200,000 shares of Series C Preferred Stock of JRC).

      Each share of Series C stock will initially be convertible, starting after May 5, 2008, into that number of shares of The Jackson Rivers Company common stock obtained by multiplying the number of shares to be converted by a fraction, the numerator of which is $1.00 and the denominator equal to the "market price" of The Jackson Rivers Company common stock at the time of conversion. The conversion rate is subject to adjustment. See Item 5.03.

      The terms of the Merger Agreement provide that certain events (Section 8) shall constitute an Event of Default thereunder, which events shall give the non-defaulting party the right to require all parties to the Merger Agreement to take all actions required to unwind and effectively rescind the Merger.

      This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

Item 3.02       Unregistered Sale of Equity Securities

      In connection with the Merger Agreement described above, we issued an aggregate of 2,200,000 shares of Series C Preferred Stock of JRC. We relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the Series C Preferred Stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (d) On May 12, 2006, our Board of Directors appointed Daniel W. Nagala as a Director of The Jackson Rivers Company. Our bylaws confer upon the Board of Directors the power to determine the exact number of authorized directors and by unanimous written consent dated as of May 12, 2006, our Board of Directors increased the number of authorized directors to (3). Concurrent with the increase in the size of the Board, our Board of Directors, elected Daniel W. Nagala as an additional Director.

Daniel W. Nagala has been a director of The Jackson Rivers Company since May 12, 2006. Mr. Nagala also serves as President and Chief Executive Officer of UTSI International Corporation, our wholly owned subsidiary as of May 5, 2006. Mr. Nagala founded UTSI, a company specializing in engineering and information solutions for the oil and gas pipeline industry in 1985 and has served as President and Chief Executive Officer since that time. Mr. Nagala holds an engineering-based Bachelor of Science degree in Computer Science (1976) from Northern Arizona University, Flagstaff, Arizona.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      On May 5, 2006, our Board of Directors approved an amendment to our Articles of Incorporation (filed with the Florida Secretary of State on May 5,
2006) to provide for a new series of preferred stock, as permitted by our Articles of Incorporation, such series of preferred stock being entitled "Series C Preferred Stock". Our Articles of Incorporation provide for our Board of Directors to fix the terms of preferred stock by resolution without the vote of stockholders.

      Each share of Series C stock will initially be convertible, starting May 5, 2008, into that number of shares of The Jackson Rivers Company common stock obtained by multiplying the number of shares to be converted by a fraction, the numerator of which is $1.00 and the denominator equal to the "market price" (as defined in the Amendment) of The Jackson Rivers Company common stock at the time of conversion. The conversion rate is subject to adjustment in certain circumstances, as set forth in the amendment. The Series C Preferred Stock can be redeemed at "market value" (as defined in the Amendment)and has a right to be paid a liquidation preference at "market value" prior to any payments to the Series A Preferred Stock and the common stockholders in a liquidation. The Series C Preferred Stock is non-voting.


      This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.*

            (i) The audited financial statements of UTSI International Corporation for its fiscal years ended June 30, 2005 and June 30, 2004 and

            (ii) The unaudited financial statements of UTSI International, Inc. for the nine month period ended March 31, 2006 and March 31, 2005.

*Attached as Exhibit 99.1

      (b)   Pro Forma Financial Information.**

            (i) The unaudited consolidated pro forma financial statements of The Jackson Rivers Company and UTSI International, Inc. for the nine month period March 31, 2006

            (ii) The unaudited consolidated proforma statement of operations of The Jackson Rivers Company and UTSI International, Inc. for the fiscal year ended June 30, 2005.

            The unaudited consolidated pro forma financial statements presented herein are for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of The Jackson Rivers Company and UTSI International, Inc. The unaudited pro forma information is not necessarily indicative of the future financial position or operating results of the combined company.

**Attached as Exhibit 99.2

      (c)   Exhibits.

            Exhibit
            Number         Description

            3.1 Articles of Amendment to the Articles of Incorporation of The Jackson Rivers Company amending and restating the terms of the Series C Preferred Stock, filed with the Florida Secretary of State on May 5, 2006. (1)

            10.1 Agreement and Plan of Merger dated May 5, 2006, by and among The Jackson Rivers Company, JKRI Acquisition Corp., UTSI International Corporation, and the stockholders of UTSI International Corporation. (1)

            99.1  Financial Statements listed in Item 9.01(a) above.

            99.2  Pro Forma Financial Information listed in Item 9.01(b) above.
            ---------------------------
            (1) Filed as an Exhibit to our Quarterly Report on Form 10QSB for the period ended March 31, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE JACKSON RIVERS COMPANY

                                     (Registrant)


Date:  July 26, 2006              By: /s/ Jeffrey W. Flannery
                                         ------------------------------------
                                         Jeffrey W. Flannery, Chief Executive
                                         Officer, Chief Financial Officer,
                                         Treasurer and Secretary